UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2015, Prologis, Inc.’s (the “Company”) operating partnership Prologis, L.P. (the “Operating Partnership”) priced an offering of €700,000,000 aggregate principal amount of its 1.375% Notes due 2021 (the “Notes”). In connection with the offering, the Company and the Operating Partnership entered into an Underwriting Agreement, dated May 6, 2015 (the “Underwriting Agreement”), with Morgan Stanley & Co. International plc, Merrill Lynch International and J.P. Morgan Securities plc, as lead managers of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Operating Partnership agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture dated as of June 8, 2011 (the “Base Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the first supplemental indenture, dated as of June 8, 2011, the second supplemental indenture, dated as of June 8, 2011, the third supplemental indenture, dated as of June 8, 2011, the fourth supplemental indenture, dated as of June 8, 2011, the fifth supplemental indenture, dated as of August 15, 2013, the sixth supplemental indenture, dated as of December 3, 2013, and the seventh supplemental indenture, dated as of February 20, 2014 (the Base Indenture as supplemented by the first, second, third, fourth, fifth, sixth and seventh supplemental indentures, the “Indenture”).

The issuance and sale of the Notes is expected to close on May 13, 2015. The net proceeds to the Operating Partnership from the sale of the Notes, after the Underwriters’ discounts and offering expenses, are estimated to be approximately €690 million, or $775 million, based on the euro/U.S. dollar rate of exchange as of May 6, 2015. The Operating Partnership may use a portion of the net proceeds to fund development and acquisitions, including a portion of the Company’s share of the purchase price for the previously announced acquisition transaction with KTR Capital Partners and its affiliates. A portion of the net proceeds may also be used for other general corporate purposes, including investment in co-investment ventures and debt repayment. In the short term, the Operating Partnership expects to use a portion of the net proceeds to repay outstanding borrowings under its global line and/or multi-currency senior term loan.

The Notes will bear interest at a rate of 1.375% per annum and mature on May 13, 2021. Interest on the Notes is payable annually in arrears on May 13 of each year, beginning on May 13, 2016. The Notes will be senior unsecured obligations of the Operating Partnership and will be fully and unconditionally guaranteed by the Company.

The Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable comparable government bond rate plus 20 basis points. Notwithstanding the foregoing, if the Notes are redeemed on or after February 13, 2021, the redemption price will be 100% of the principal amount of the Notes to be redeemed.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-195316) that the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated May 6, 2015, and base prospectus, dated April 16, 2014, relating to the public offering of the Notes and corresponding guarantees, the Company and the Operating Partnership are filing the Underwriting Agreement, the form of the Notes and certain other exhibits with this Current Report of Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.	The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 6, 2015, among Prologis, L.P. and Prologis, Inc. and Morgan Stanley & Co. International plc, Merrill Lynch International and J.P. Morgan Securities plc, as Lead Managers of the several Underwriters named in Schedule A thereto.

4.1	Form of Officers’ Certificate related to the 1.375% Notes due 2021.

4.2	Form of 1.375% Notes due 2021.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: May 12, 2015	By:	/s/ Edward S. Nekritz
	Name:	Edward S. Nekritz
	Title:	General Counsel and Secretary

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: May 12, 2015	By:	/s/ Edward S. Nekritz
	Name:	Edward S. Nekritz
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 6, 2015, among Prologis, L.P. and Prologis, Inc. and Morgan Stanley & Co. International plc, Merrill Lynch International and J.P. Morgan Securities plc, as Lead Managers of the several Underwriters named in Schedule A thereto.

4.1	Form of Officers’ Certificate related to 1.375% Notes due 2021.

4.2	Form of 1.375% Notes due 2021.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).